IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

WCM Developing World Equity Fund

Investor Class Shares – WCMUX

Institutional Class Shares – WCMDX

A series of Investment Managers Series Trust

Supplement dated July 14, 2022, to the

Summary Prospectus dated September 1, 2021, as amended.

As previously communicated in a supplement dated June 24, 2022, effective June 30, 2022, the name of the WCM Developing World Equity Fund (formerly, WCM Sustainable Developing World Fund) changed. The Fund’s investment strategy currently includes a policy to invest at least 80% of the Fund’s net assets (including amounts borrowed for investment purposes) in equity securities of companies that satisfy the Fund’s environmental, social and governance (“ESG”) criteria (the “80% Policy”). The Fund’s 80% Policy was adopted due to the inclusion of the term “Sustainable” in the Fund’s prior name, consistent with a rule under the Investment Company Act of 1940. As a result of the removal of the term “Sustainable” from the Fund’s name, the 80% Policy is no longer required with respect to the Fund. As a result, effective September 12, 2022, all references to the 80% Policy will be deleted from the Fund’s Prospectus. No other changes will be made to the Fund’s principal investment strategy or the investment process utilized by WCM Investment Management, LLC, the Fund’s advisor.

Please file this Supplement with your records.